UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES AND EXCHANGE ACT OF 1934



                               May 31, 1995
                             (Date of Report)



                           Bucyrus-Erie Company
          (Exact name of registrant as specified in its charter)



          Delaware                  1-871            39-0188050
(State or other jurisdiction   (Commission File    (IRS Employer
     of incorporation)             Number)           ID Number)




                               P.O. Box 500
                           1100 Milwaukee Avenue
                    South Milwaukee, Wisconsin  53172
                 (Address of principal executive offices)



                                (414) 768-4000
            (Registrant's telephone number, including area code)

Item 4.  Change in Registrant's Certifying Accountant

(a)  Previous Independent Accountants

     (i) On May 31, 1995, Bucyrus-Erie Company (the "Registrant") dismissed Deloitte & Touche LLP as its independent accountants.

     (ii) Deloitte & Touche LLP's reports on the Registrant's financial statements for the year ended December 31, 1993, the period January 1, 1994 to December 13, 1994 and the period December 14, 1994 to December 31, 1994 and on the financial statements of the former parent of the Registrant, B-E Holdings, Inc. ("Holdings") for the year ended December 31, 1993 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that:

               (A) such reports for the year ended December 31, 1993 relating to the Registrant and Holdings, respectively, included the following statements: (1) a statement as to uncertainty about the Registrant's and Holdings' ability to continue as a going concern, and (2) a statement that since the Registrant and Holdings had filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code and a prepackaged joint plan of reorganization in the United State Bankruptcy Court, Eastern District of Wisconsin, the Registrant's and Holdings' financial statements did not purport to reflect or provide for the consequences of the bankruptcy proceedings and in particular did not purport to show (a) as to assets, their realizable value on a liquidation basis or their availability to satisfy liabilities; (b) as to pre-petition liabilities, the amounts that might be allowed for claims or contingencies, or the status and priority thereof; (c) as to shareholder accounts, the effect of any changes that might be made in the capitalization of the Registrant and Holdings; or (d) as to operations, the effect of any changes that might be made in the Registrant's and Holdings' business, and

               (B) such reports for the period January 1, 1994 to December 13, 1994 and for the period December 14, 1994 to December 31, 1994 include two statements as to the uncertainty of the ultimate outcome of (1) a matter involving a claim seeking unspecified money damages and other equitable relief against the Registrant's current and/or former officers and directors who have rights to indemnification from the Registrant, and (2) a matter involving a claim against the Registrant for reimbursement of fees and disbursements incurred in connection with the Registrant's chapter 11 proceedings.

    (iii) The Registrant's Board of Directors approved the decision to change the Registrant's independent accountants upon the recommendation of the Registrant's Audit Committee.

     (iv) During the Registrant's two most recent fiscal years and through May 31, 1995, there have been no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years.

     (v) During the Registrant's two most recent fiscal years and through May 31, 1995, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (vi) The Registrant has provided Deloitte & Touche LLP with a copy of the disclosures contained herein and requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") as required by Item 304(a) of Regulation S-K. A copy of Deloitte & Touche LLP's letter to the SEC is attached as Exhibit 16 to this Form 8-K.

(b)  New Independent Accountants

     On May 31, 1995, the Registrant engaged Arthur Andersen LLP as its independent accountants. The Registrant's Board of Directors approved the decision to select Arthur Andersen LLP as the Registrant's independent accountants upon the recommendation of the Registrant's Audit Committee. During the Registrant's two most recent fiscal years and through May 31, 1995, the Registrant has not consulted Arthur Andersen LLP with respect to any matter described in Regulation S-K
     Item 304(a)(2)(i) and (ii).

Item 5.  Other Events

     Pursuant to a Settlement Agreement dated May 23, 1995 (the "Settlement Agreement") between the Registrant and Jackson National Life Insurance Company, the holder of approximately 41.58% of the Registrant's Common Stock ("JNL"), JNL has agreed: (a) to execute general releases of all claims, known or unknown, arising at any time through the date of such releases, in favor of Messrs. William B. Winter (former Chairman of the Board of the Registrant), Ray G. Olander (former Vice Chairman and director of the Registrant),
Norbert J. Verville (the Registrant's Vice President - Finance and Treasurer and former director) and David M. Goelzer (the Registrant's Vice President, Secretary and General Counsel and former director) (the "Releasees") and
(b) to discontinue with prejudice, and without costs as against any party, its action against the Releasees pending in the United States District Court for the Southern District of New York (the "JNL Suit"). The Releasees have rights to indemnification from the Registrant for any costs and expenses incurred by them in connection with the JNL Suit, as described in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 (the "1994 10-K").

     As described in the 1994 10-K, JNL has filed an Application for Allowance of Expenses with the United States Bankruptcy Court, Eastern District of Wisconsin (the "Bankruptcy Court"), seeking reimbursement from the Registrant pursuant to Section 503(b) of the Bankruptcy Code for professional fees and disbursements incurred by JNL during the Registant's reorganization proceedings under chapter 11 of the Bankruptcy Code (the "Section 503(b) Claim"). Pursuant to the Settlement Agreement, JNL has agreed that, in the event that the Section 503(b) Claim is allowed in whole or in part by the Bankruptcy Court, in lieu of requiring payment of any award in cash JNL will accept payment in common stock of the Registrant at a price equal to the average closing price of such stock on the Nasdaq National Market for the five trading days prior to a date, not earlier than June 12, 1995 and not later than June 30, 1995, to be determined by the Registrant on or before June 5, 1995 in its sole discretion.

Item 7.  Financial Statements and Exhibits

   (c)  Exhibits:

        10. Settlement Agreement between Registrant and Jackson National Life Insurance Company, dated May 23, 1995.

        16.  Letter of Deloitte & Touche LLP to the SEC.

                                SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BUCYRUS-ERIE COMPANY
                                           (Registrant)



                                       By:  /s/ PHILLIP W. MORK
                                           Name:  Phillip W. Mork
                                           Title: President



Date:  May 31, 1995

                           BUCYRUS-ERIE COMPANY
                               EXHIBIT INDEX
                                    TO
                        CURRENT REPORT ON FORM 8-K


                              Incorporated            Sequential
Exhibit                        Herein By     Filed       Page
Number       Description       Reference    Herewith    Number



  10   Settlement Agreement                    X
       between Registrant
       and Jackson National
       Life Insurance Company,
       dated May 23, 1995.

  16   Letter of Deloitte &                    X
       Touche LLP to the SEC.



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